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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 19, 2002







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reference is made to the 2001 Form 10-K of ALLETE, Inc. (ALLETE or the Company) for background information on the following update. Unless otherwise indicated, cited references are to ALLETE's 2001 Form 10-K.


Ref. Page 11 - Sixth Paragraph
Ref. Page 30 - Third Paragraph
Ref. Form 8-K dated and filed February 28, 2002 - Second Paragraph
Ref. Form 8-K dated and filed March 28, 2002
Ref. Form 10-Q for the quarter ended March 31, 2002 - Page 18 - Fifth Paragraph Ref. Form 10-Q for the quarter ended June 30, 2002 - Page 17 - Sixth Paragraph and Page 22 - Third Paragraph
Ref. Form 8-K dated and filed September 19, 2002

On September 19, 2002 ALLETE announced that Florida Water Services Corporation, a wholly owned water subsidiary, entered into an agreement to sell its assets to Florida Water Services Authority, a governmental entity that was established by an interlocal agreement between the cities of Gulf Breeze and Milton, Florida. In accordance with Item 601 of Regulation S-K ALLETE herewith files the related Asset Purchase Agreement by and between Florida Water Services Corporation and Florida Water Services Authority dated as of September 19, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number
------

  2    -     Asset Purchase Agreement by  and   between  Florida Water  Services
             Corporation  and   Florida  Water  Services  Authority dated as  of
             September 19, 2002.



                    ALLETE Form 8-K dated September 20, 2002                   1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

        -    war and acts of terrorism;

        - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

        - unanticipated impacts of restructuring initiatives in the electric industry;

        - economic and geographic factors, including political and economic risks;

        - changes in and compliance with environmental and safety laws and policies;

        -    weather conditions;

        -    population growth rates and demographic patterns;

        - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;

        -    pricing and transportation of commodities;

        -    market demand, including structural market changes;

        -    changes in tax rates or policies or in rates of inflation;

        -    unanticipated project delays or changes in project costs;

        -    unanticipated   changes   in   operating   expenses   and   capital
             expenditures;

        -    capital market conditions;

        -    competition for economic  expansion or  development  opportunities;

        -    our ability to manage expansion and integrate  recent acquisitions;
             and

        -    the outcome of legal and administrative  proceedings (whether civil
             or  criminal)  and   settlements   that  affect  the  business  and
             profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                   ALLETE Form 8-K dated September 20, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





September 20, 2002                           James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                                  Vice President, Chief Financial Officer
                                               and Treasurer







                    ALLETE Form 8-K dated September 20, 2002                   3




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

     2    -     Asset Purchase Agreement  by and  between Florida Water Services
                Corporation  and  Florida Water Services  Authority dated  as of
                September 19, 2002.















                    ALLETE Form 8-K dated September 20, 2002